Lakeland Financial Corporation
                                WARSAW, INDIANA
              INCORPORATED UNDER THE LAWS OF THE STATE OF INDIANA


NUMBER                                                                  SHARES






           THIS                                                         IS THE
           CERTIFIES                                                  OWNER OF
           THAT






                                                             CUSIP 511656 10 0

               fully paid and non-assessable shares of the common capital stock, no par value, of LAKELAND FINANCIAL CORPORATION, (hereinafter called "Corporation"), transferable only on the books of the Corporation by the holder hereof in person, or by attorney, upon surrender of this Certificate properly endorsed. In Witness Whereof, the said Corporation has caused this Certificate to be signed in facsimile by its duly authorized officers.

               Dated:

                                            COUNTERSIGNED AND REGISTERED:
                                       AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                  (NEW YORK, N.Y.)
                                            TRANSFER AGENT AND REGISTRAR
                       /s/Michael L. Kubacki
                       PRESIDENT & CHIEF EXECUTIVE OFFICER



                       /s/David M. Findlay       BY:__________________________
                       SECRETARY                    AUTHORIZED SIGNATURE

     A full statement of the kinds and classes of shares and the relative rights, interests, preferences and restrictions of each class of shares which the Corporation is authorized to issue will be furnished by the Corporation to any shareholder upon a written request and without charge.
     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written but in full according to applicable laws or regulations:

  TEN COM - as tenants in common             UNIF GIFT MIN ACT-...Custodian....
  TEN ENT - as tenants by the entireties          (Cust)     (Minor)
  JT TEN - as joint tenants with right of         under Uniform Gifts to
           survivorship and not as tenants        Minors Act ..................
           in common                                             (State)


For value received ____________ hereby sell, assign and transfer unto PLEASE INSERT SOCIEL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE   _____________________________________________
(PLEASE PRINT ON TYPEWRTE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE)
______________________________________________________________________________
______________________________________________________________________________
of the Common Capital Shares represented by the within Certificate and do hereby irrevocably constitute and appoint_____________________________________________
_______________________________________________________________________Attorney
to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated _______________________

Signature guaranteed by:               Signature

____________________________________   _______________________________________
____________________________________   _______________________________________
  COMMERCIAL BANK OR MEMBER FIRM
    OF A MAJOR STOCK EXCHANGE




SIGNATURE(S) GUARANTEED:______________________________________________________
                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15,


NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.